SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Jul-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Jul-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     391054850      957068  2118214           0   390097782  19-Jul-99
IIPP-A-1   95475106      268571   517157           0    95206535  19-Jul-99
IIPP-A-2   22364000           0   121138           0    22364000  19-Jul-99
IIPP-A-3   13136228           0    71155           0    13136228  19-Jul-99
III-A-1    53929205     1019180   303352           0    52910025  26-Jul-99
III-A-2     7605000           0    42778           0     7605000  26-Jul-99
III-A-3    28332535           0   159371           0    28332535  26-Jul-99
III-A-4   167729023     3465412   915521           0   164263611  26-Jul-99
III-A-5    18020419     1176742   101365           0    16843677  26-Jul-99
III-A-6     4969749     N/A        27955           0     4867070  26-Jul-99
II-P          18620          18        0           0       18602  19-Jul-99
III-P        319948         310        0           0      319637  26-Jul-99
III-X      16236519     N/A        91330           0    15620807  26-Jul-99
C-B-1       9785553        8308    53005           0     9777245  19-Jul-99
C-B-2       4894395        4155    26511           0     4890239  19-Jul-99
C-B-3       2174808        1846    11780           0     2172961  19-Jul-99
C-B-4       1902957        1616    10308           0     1901341  19-Jul-99
C-B-5       1087403         923     5890           0     1086480  19-Jul-99
C-B-6       1359256        1154     7363           0     1358102  19-Jul-99
III-B-1    10661204        7652    59969           0    10653553  26-Jul-99
III-B-2     4569813        3280    25705           0     4566533  26-Jul-99
III-B-3     2284652        1640    12851           0     2283013  26-Jul-99
III-B-4     1675412        1202     9424           0     1674209  26-Jul-99
III-B-5      609240         437     3427           0      608803  26-Jul-99
III-B-6     1523102        1093     8567           0     1522009  26-Jul-99
A-R               0           0        0           0           0
TOTAL:    840512729     6920608  4704136           0   833592120

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A      997.61527     2.44156  5.40375   995.17371 19-Jul-99
IIPP-A-1   995.91211     2.80150  5.39452   993.11061 19-Jul-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 19-Jul-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 19-Jul-99
III-A-1    974.77099    18.42169  5.48309   956.34931 26-Jul-99
III-A-2   1000.00000     0.00000  5.62500  1000.00000 26-Jul-99
III-A-3   1000.00000     0.00000  5.62500  1000.00000 26-Jul-99
III-A-4    972.48310    20.09226  5.30814   952.39084 26-Jul-99
III-A-5    917.91050    59.94001  5.16325   857.97049 26-Jul-99
III-A-6    972.48317     0.00000  5.47022   952.39091 26-Jul-99
II-P       998.11632     0.97936  0.00000   997.13696 19-Jul-99
III-P      998.15810     0.96759  0.00000   997.19050 26-Jul-99
III-X      956.11338     0.00000  5.37814   919.85619 26-Jul-99
C-B-1      998.32207     0.84759  5.40758   997.47448 19-Jul-99
C-B-2      998.32206     0.84759  5.40758   997.47448 19-Jul-99
C-B-3      998.32206     0.84759  5.40758   997.47448 19-Jul-99
C-B-4      998.32206     0.84759  5.40758   997.47448 19-Jul-99
C-B-5      998.32206     0.84759  5.40758   997.47448 19-Jul-99
C-B-6      998.32206     0.84752  5.40758   997.47454 19-Jul-99
III-B-1    998.61411     0.71670  5.61720   997.89741 26-Jul-99
III-B-2    998.61411     0.71670  5.61720   997.89741 26-Jul-99
III-B-3    998.61411     0.71670  5.61720   997.89741 26-Jul-99
III-B-4    998.61412     0.71670  5.61720   997.89741 26-Jul-99
III-B-5    998.61411     0.71670  5.61721   997.89741 26-Jul-99
III-B-6    998.61412     0.71670  5.61720   997.89742 26-Jul-99
A-R          0.00000     0.00000  0.10000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-Jul-99